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                                                                    EXHIBIT 23.6

                                 March 19, 1998


     We hereby consent to the reference to our firm under the heading, "Experts" in the Registration Statement on Form S-3 and related Prospectus of Silicon Gaming, Inc. for the registration of 375,000 shares of common stock of which this is a part.



                                 /s/ Sterns & Weinroth
                                 -----------------------------------------------
                                 Sterns & Weinroth, A Professional Corporation



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